Exhibit 99.1

NEWS RELEASE

Natera Reports Preliminary Second Quarter 2021 Results

Record Growth in Revenues and Tests Processed; Women’s Health Business Cash Flow Breakeven

AUSTIN, Texas, July 19, 2021—Natera, Inc. (Nasdaq: NTRA) (“Natera” or the “Company”), a pioneer and global leader in cell-free DNA testing, today reported preliminary results for the quarter ended June 30, 2021 for volume and revenue growth.

The Company’s revenue growth rate in the second quarter of 2021 was the largest year on year growth in its history as a publicly traded company. Total revenues for the second quarter of 2021 are expected to be approximately $138 million to $141 million, compared with total revenues of $86.5 million for the second quarter of 2020, which represents approximately 60% year on year growth. The Company expects its product revenues for the second quarter of 2021 to be approximately $135 million to $137 million, compared with product revenues of $80.4 million for the second quarter of 2020, which represents approximately 70% year on year growth.

The Company’s volume growth rate in the second quarter of 2021 was also the largest year on year growth in its history as a publicly traded company. During the second quarter of 2021, the Company processed approximately 370,000 tests, compared to approximately 234,000 tests processed during the second quarter of 2020, which represents approximately 58% year on year growth.

The Company also expects that, during the second quarter of 2021, its Women’s Health business will be its first business unit to achieve cash flow breakeven1 operations, which represents a major milestone for the Company.

The Company expects to recognize a loss from operations of approximately $113 million to $117 million for the second quarter of 2021, compared to a loss from operations of $51.7 million for the second quarter of 2020, reflecting the Company’s increased research and development and selling, general and administrative costs in support of the commercialization of its new product offerings, which are expected to continue in subsequent quarters.

About Natera

Natera is a pioneer and global leader in cell-free DNA testing from a simple blood draw. The mission of the Company is to change the management of disease worldwide with a focus on women's health, oncology, and organ health. Natera operates ISO 13485-certified and CAP-accredited laboratories certified under the Clinical Laboratory Improvement Amendments (CLIA) in San Carlos, California and Austin, Texas. It offers proprietary genetic testing services to inform obstetricians, transplant physicians, oncologists, and cancer researchers, including biopharmaceutical companies, and genetic laboratories through its cloud-based software platform.

1 The Company determined estimated positive cash flow for the Women’s Health business by considering the preliminary revenues derived from its Women’s Health products in the second quarter of 2021, less estimated cost of revenues for the Women’s Health products and estimated operating expenses allocated to the Women’s Health business in the second quarter of 2021. These estimates exclude non-cash expenses, such as stock-based compensation.

Forward-looking Statements

This press release contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including the Company’s preliminary financial and operating results for the second quarter of fiscal 2021, are forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause the Company’s actual results to differ materially, including: the Company’s preliminary financial and operating results for the second quarter of fiscal 2021 are subject to material changes and adjustments as the Company completes its financial closing procedures and its financial statements are reviewed by its outside auditors; the Company may be unable to maintain its business and operations as planned in light of the COVID-19 pandemic; the Company may be unable to further increase the use and adoption of Panorama and Horizon, through its direct sales efforts or through its laboratory partners, or to develop and successfully commercialize new products, including Signatera and Prospera; the Company has incurred losses since its inception and it anticipates that it will continue to incur losses for the foreseeable future; the Company’s quarterly results may fluctuate from period to period; the Company’s estimates of market opportunity and forecasts of market growth may prove to be inaccurate; the Company may be unable to compete successfully with existing or future products or services offered by its competitors; the Company may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt the Company's business, cause dilution to its stockholders or reduce its financial resources; the Company may not be successful in commercializing its cloud-based distribution model; the Company’s products may not perform as expected; the results of the Company’s clinical studies, including its SNP-based Microdeletion and Aneuploidy RegisTry, or SMART, Study, may not be compelling to professional societies or payors as supporting the use of its tests, particularly in the average-risk pregnancy population or for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if either of the Company’s CLIA-certified laboratory facilities becomes inoperable, the Company will be unable to perform its tests and its business will be harmed; the Company relies on a limited number of suppliers or, in some cases, single suppliers, for some of its laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if it is unable to successfully scale its operations, the Company’s business could suffer; the marketing, sale, and use of Panorama and the Company’s other products could result in substantial damages arising from product liability or professional liability claims that exceed its resources; the Company may be unable to expand third-party payer coverage and reimbursement for Panorama, Horizon and its other tests, and the Company may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors, such as the increased focus by third-party payers on requiring that prior authorization be obtained prior to conducting a test; if the FDA were to begin actively regulating its tests, the Company could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post-market controls; litigation or other proceedings, resulting from either third party claims of intellectual property infringement or third party infringement of the Company’s technology, is costly, time-consuming and could limit its ability to commercialize its products or services; any inability to effectively protect its proprietary technology could harm the Company’s competitive position or its brand; and the Company cannot guarantee that it will be able to service and comply with its outstanding debt obligations or achieve its expectations regarding the conversion of its outstanding convertible notes. Additional risks and uncertainties that could affect the Company’s financial results are included under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in its most recent filings on Forms 10-K and 10-Q and in other filings that the Company makes with the SEC from time to time. These documents are available on the Company’s website at www.natera.com under the Investor Relations section and on the SEC's website at www.sec.gov. Except as required by law, the Company assumes no obligation to update any such forward-looking statements after the date of this release.

Natera Contacts

Investor Relations: Mike Brophy, CFO, Natera, Inc., 650-249-9090

Media: Kate Stabrawa, Communications, Natera, Inc., 720-318-4080 pr@natera.com